                                                                      EXHIBIT 24

                 Form 10-K for the Year Ended December 31, 1999
                            The Exchange Act of 1934

                              --------------------

      Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints C. R. Palmer or E. E. Thiele, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign to the Company's Form 10-K for the year ended December 31, 1999 and any or all amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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         Pursuant to the requirement of the Exchange Act of 1934, the Company's Form 10-K for the year ended December 31, 1999 or amendment has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                   Title                                Date
         ---------                                   -----                                ----
      ---------------------------           President, Chairman of the
      (C. R. Palmer)                        Board and Chief Executive Officer

      RALPH E. BAILEY                       Director                                  March 28, 2000
      ---------------------------
      (Ralph E. Bailey)

      HENRY O. BOSWELL                      Director                                  March 28, 2000
      ---------------------------
      (Henry O. Boswell)

      HANS M. BRINKHORST                    Director                                  March 28, 2000
      ---------------------------
      (Hans M. Brinkhorst)

      R. G. CROYLE                          Director                                  March 28, 2000
      ---------------------------
      (R. G. Croyle)

      H. E. LENTZ                           Director                                  March 28, 2000
      ---------------------------
      (H. E. Lentz)

      D. F. MCNEASE                         Director                                  March 28, 2000
      ---------------------------
      (D. F. McNease)

      LORD MOYNIHAN                         Director                                  March 28, 2000
      ---------------------------
      (Lord Moynihan)

      WILFRED P. SCHMOE                     Director                                  March 28, 2000
      ---------------------------
      (Wilfred P. Schmoe)

      CHARLES P. SIESS, JR.                 Director                                  March 28, 2000
      ---------------------------
      (Charles P. Siess, Jr.)

      C. W. YEARGAIN                        Director                                  March 28, 2000
      ---------------------------
      (C. W. Yeargain)